Income Taxes	12 Months Ended
Aug. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 5 - INCOME TAXES

The Company has approximately $ 233,000 in available net operating loss carryovers available to reduce future income taxes. These carryovers expire at various dates through the year 2036. The Company has adopted ASC 740 which provides for the recognition of a deferred tax asset based upon the value the loss carry-forwards will have to reduce future income taxes and management’s estimate of the probability of the realization of these tax benefits. We have determined it more likely than not that these timing differences will not materialize and have provided a valuation allowance against our entire net deferred tax asset of approximately $86,780.

Future utilization of currently generated federal and state NOL and tax credit carry forwards may be subject to a substantial annual limitation due to the ownership change limitations provided by the Internal Revenue Code of 1986, as amended and similar state provisions. The annual limitation may result in the expiration of NOL and tax credit carry-forwards before full utilization.

The Company determines whether it is more likely than not that a tax position will be sustained upon examination based upon the technical merits of the position. If the more-likely-than-not threshold is met, the Company measures the tax position to determine the amount to recognize in the financial statements. The Company performed a review of its material tax positions in accordance with these recognition and measurement standards. The Company has concluded that there are no significant uncertain tax positions requiring disclosure, and there are not material amounts of unrecognized tax benefits.

Deferred tax assets and liabilities are determined based on the difference between financial statement and tax bases using enacted tax rates in effect for the year in which the differences are expected to reverse. The components of the current and deferred provision at August 31, 2015 and 2014 were as follows:

	August 31, 2015	August 31, 2014
Currently payable:
Federal	$-	$-
State	-	-
Total currently payable	-	-
Increase in Deferred:
Federal	27,170	3,100
State	4,200	480
Total deferred	31,370	3,580
Less increase in allowance	(31,370)	(3,580)
Net deferred	-	-
Total income tax provision (benefit)	$-	$-

Individual components giving rise to the deferred tax assets are as follows:

	August 31, 2015	August 31, 2014
Future tax benefit arising from net operating loss carryovers	$86,780	$55,410
Less valuation allowance	(86,780)	(55,410)
Net deferred	$-	$-

The Company files income tax returns in the U.S. federal jurisdiction and two state jurisdictions. The Company is no longer subject to U.S. federal, state, and local income tax examinations by tax authorities for years before August 31, 2012.